UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II (Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210 (Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210 (Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Premium Dividend Fund II

4.30.2006 Semiannual Report

JohnHancock

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

For more information
page 25

To Our Shareholders,

After producing modest returns in 2005, the stock market has advanced smartly in the first four months of 2006. The major indexes all advanced and produced four-month returns that were ahead of the market’s returns for all of 2005. For example, the Standard & Poor’s 500 Index returned 5.61% year-to-date through April 2006, versus 4.91% last year in total. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates.

Despite the good results to date, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks to provide high current income, consistent with modest growth of capital, for hold- ers of its common shares by investing at least 80% of its assets in dividend- paying securities.

Over the last six months

*  Preferred stocks started out the period on firm footing, but came under pressure later as the Treasury market faltered.

*  The Fund’s comparatively small stake in strong-performing utility common stocks caused it to underperform its peer-group average.

*  Tax-advantaged preferred stocks outperformed fully taxable ones and contributed to the Fund’s performance.

The total returns for the Fund include the reinvestment of all distributions.
The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

Top 10 issuers

4.0% Bear Stearns Cos., Inc.
3.4% CH Energy Group, Inc.
3.1% Citigroup, Inc.
3.1% Lehman Brothers Holdings, Inc.
3.0% KeySpan Corp.
2.9% DTE Energy Co.
2.8% Energy East Corp.
2.8% NSTAR
2.3% Xcel Energy, Inc.
2.3% PPL Electric Utilities Corp.

As a percentage of net assets plus the value of preferred shares on April 30, 2006.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK

Patriot Premium Dividend Fund II

Preferred stocks, which are the primary emphasis of John Hancock Patriot Premium Dividend Fund II, struggled during the six-month period ended April 30, 2006. From the outset of the period, a weakening Treasury market caused growing concerns that economic growth was strong enough to fuel inflationary pressures and warrant further interest rate hikes by the Federal Reserve Board. That, coupled with a bout of profit taking, put pressure on preferred-share prices. Also weighing on them was a heavy new-issuance calendar. As interest rates rose, newly issued preferred stocks came to market with higher yields than other securities, making older issuers less attractive and putting pressure on their prices. An improved tone in the Treasury market helped preferreds during the first two months of the new year, but preferreds sagged again in March 2006. That’s when continued good news on the economic front prompted investors to believe that the Federal Reserve Board would raise short-term interest rates faster than most observers had anticipated at the start of the year.

“Preferred stocks...struggled during the six-month period ended April 30...”

Utility common stocks

Utility common stocks — another area of emphasis for the Fund — followed a similar path. In addition to coming under pressure due to a weak Treasury market, utility common stocks also were burdened by falling energy prices throughout much of the period and a robust round of profit taking. That said, they outpaced preferred stocks during the period. Utility stocks were helped by the fact that some are hidden energy plays. Energy shares soared with skyrocketing crude-oil prices toward the end of the period. Thanks to deregulation, some utilities that churn out excess power from low-cost sources like coal or nuclear plants can sell that extra capacity at a relatively high price. Strong demand for power has helped, too. All this has helped utilities generate extra cash to reduce their debt, boost dividends and repurchase stocks — all of which helped drive up their share prices.

Performance

For the six months ended April 30, 2006, John Hancock Patriot Premium Dividend Fund II returned 2.72% at net asset value and –3.10% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average closed-end mid-cap value fund returned 6.76% at net asset value, according to Morningstar, Inc.

For the same six-month period, the Standard & Poor’s 500 Index returned 9.64% . Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They include the broad-based Lehman Brothers Aggregate Bond Index, which returned 0.56% in the period, the Merrill Lynch Preferred Stock DRD Index, which returned 1.92% and the S&P 400 Utilities Index, which returned 5.20% in the period. The main factor driving the Fund’s underperformance versus its peer group average was our relatively small stake in utility common stocks.

Chart-topping utility common stocks

Given the utility stocks’ outperformance of preferred stocks, it’s not surprising that some of our utility common stock  holdings also were the biggest contributors to our performance. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the Northeastern United States. It was buoyed by the news that KeySpan would be acquired by British energy network operation National Grid. The prospects of further utility merger and acquisition activity also helped boost our holdings in Energy East Corp. and CH Energy Group, Inc.

“...some of our utility common stock holdings also were the biggest contributors to our performance.”

Our holdings in telecommunications companies AT&T, Inc. and Verizon Communications, Inc. also worked in our favor, scoring

Industry
distribution[1]

Multi-utilities	43%

Electric utilities	24%

Investment banking
& brokerage	7%

Oil & gas exploration
& production	6%

Other diversified
financial services 5%

Gas utilities	4%

Integrated
telecommunication
services	2%

Life & health
insurance	2%

Consumer
finance	2%

Regional banks	2%

Agricultural
products	1%

Diversified
banks	1%

solid advances in the first four months of 2006. That’s when the telecom sector attracted a lot of investor attention with large acquisitions, part of a widespread consolidation that Wall Street found encouraging.

Preferred-stock holdings: leaders and laggards

Among our preferred-stock holdings, we enjoyed solid performance from holdings that offered a certain tax advantage for corporations known as the dividends received deduction (DRD). The demand for tax-advantaged investments was strong overall, and particularly for DRD-eligible securities. At the same time, new DRD issuance was light compared with other preferred stocks. Among non-DRD-eligible holdings, Nexen, Inc. made a positive contribution to performance. Like some of our utility holdings, the shares of this Canadian-based global energy company were buoyed by speculation that it would be taken over by a higher-quality company.

On the flip side, our exposure to Georgia Power Co., whose core business is the generation and purchase of electricity in that state, detracted from performance. This fully taxable preferred stock, was, like most non-DRD-eligible securities, hurt by slack demand, heavy supply and the fact that the stock went ex-dividend in March. When companies pay a significant dividend, the price of their stock often declines by the amount of the dividend after the ex-dividend date — normally two business days before the date of record of the dividend.

Outlook

The interest rate outlook was somewhat muddled at the end of the period. At least one additional rate hike in May had already been priced into the markets. If investors expect more interest rate hikes beyond May, preferred stocks could remain under pressure. But if the market begins to sense that the Fed will pause in its almost two-year-long campaign to raise interest rates, we believe preferreds could perform reasonably well. We also believe that preferred stocks overall offer attractive values at this point, and we may tilt the Fund more heavily toward the segment. As for utility common stocks, our outlook calls for more merger and acquisition activity, a development that should help boost the types of smaller- and medium-sized utility companies we own. We also believe that long-term demand for dividend-paying securities, including preferred stocks, will provide a strong underpinning for them in the coming year. The first wave of baby boomers hit 60 years old in January, a trend that only will expand over the coming years and one we expect to further fuel demand for income-producing investments.

“...preferred stocks overall offer attractive values at this point...”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on April 30, 2006.

F I N A N C I A L S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on April 30, 2006 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 59.53%		$105,061,400
(Cost $94,255,804)
Electric Utilities 3.79%		6,689,600

FPL Group, Inc.	20,000	792,000

Pinnacle West Capital Corp.	40,000	1,604,000

Progress Energy, Inc.	99,000	4,237,200

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	176,250	56,400
Gas Utilities 3.07%		5,409,866

National Fuel Gas Co.	86,000	2,859,500

Peoples Energy Corp.	70,200	2,550,366
Integrated Telecommunication Services 3.68%		6,493,743

AT&T, Inc.	197,350	5,172,543

Verizon Communications, Inc.	40,000	1,321,200
Multi-Utilities 48.49%		85,587,991

Alliant Energy Corp.	182,900	5,845,484

Ameren Corp.	80,000	4,029,600

CH Energy Group, Inc.	198,800	9,399,264

Consolidated Edison, Inc.	78,000	3,363,360

Dominion Resources, Inc.	79,700	5,967,139

DTE Energy Co.	193,500	7,890,930

Duke Energy Corp.	165,200	4,810,624

Energy East Corp.	320,000	7,731,200

KeySpan Corp.	205,700	8,306,166

NiSource, Inc.	158,050	3,336,436

NSTAR	276,000	7,631,400

OGE Energy Corp.	137,632	4,150,981

Public Service Enterprise Group, Inc.	16,000	1,003,200

SCANA Corp.	28,400	1,111,576

TECO Energy, Inc.	196,750	3,144,065

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

Issuer	Shares	Value
Multi-Utilities (continued)

Vectren Corp.	30,000	$801,600

WPS Resources Corp.	55,400	2,769,446

Xcel Energy, Inc.	228,000	4,295,520
Oil & Gas Storage & Transportation 0.50%		880,200

Kinder Morgan, Inc.	10,000	880,200

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 94.86%			$167,411,596
(Cost $162,439,547)
Agricultural Products 1.93%			3,398,953

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	44,250	3,398,953
Consumer Finance 2.82%			4,972,600

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,972,600
Diversified Banks 1.75%			3,085,600

Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)	A	140,000	3,085,600
Electric Utilities 33.71%			59,492,685

Alabama Power Co., 5.20%	BBB+	262,475	5,931,935

Boston Edison Co., 4.78%	BBB+	67,342	5,596,794

Carolina Power & Light Co., $4.20	Baa3	41,151	2,822,703

Carolina Power & Light Co., $5.44	BB+	11,382	1,021,534

Delmarva Power & Light Co., 3.70%	BBB–	13,109	798,010

Duquesne Light Co., 6.50%	BB+	107,000	5,473,050

Entergy Arkansas, Inc., 6.45%	BB+	50,000	1,254,690

Entergy Mississippi, Inc., 6.25%	BB+	153,000	3,748,500

Georgia Power Co., 6.00%, Ser R	A	49,900	1,140,215

Interstate Power & Light Co., 7.10%, Ser C	BBB–	76,500	2,032,031

Interstate Power & Light Co., 8.375%, Ser B	Baa3	25,000	795,000

Monongahela Power Co., $6.28, Ser D	B+	24,931	2,296,768

PPL Electric Utilities Corp., 4.40%	BBB	29,790	2,480,017

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	150,000	3,750,000

Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)	CCC+	200,986	5,074,896

Southern California Edison Co., 6.00%, Ser C	BBB–	12,000	1,165,500

Southern California Edison Co., 6.125%	BBB–	35,000	3,544,846

Virginia Electric & Power Co., $6.98	BB+	35,000	3,664,063

Virginia Electric & Power Co., $7.05	BB+	10,000	1,047,188

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Electric Utilities (continued)

Wisconsin Public Service Corp., 6.76%	A–	35,883	$3,718,376

Xcel Energy, Inc., $4.08, Ser B	BB+	8,610	688,628

Xcel Energy, Inc., $4.11, Ser D	BB+	8,770	699,846

Xcel Energy, Inc., $4.16, Ser E	BB+	9,410	748,095
Gas Utilities 3.50%			6,184,260

Southern Union Co., 7.55%	BB+	239,700	6,184,260
Investment Banking & Brokerage 11.14%			19,659,475

Bear Stearns Cos., Inc. (The), 5.49%,
Depositary Shares, Ser G	BBB	50,650	2,355,225

Bear Stearns Cos., Inc. (The), 5.72%,
Depositary Shares, Ser F	BBB	95,300	4,479,100

Bear Stearns Cos., Inc. (The), 6.15%,
Depositary Shares, Ser E	BBB	84,000	4,250,400

Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D	A–	124,800	5,959,200

Lehman Brothers Holdings, Inc., 5.94%,
Depositary Shares, Ser C	A–	53,000	2,615,550
Life & Health Insurance 2.99%			5,271,000

MetLife, Inc., 6.50%, Ser B	BBB	210,000	5,271,000
Multi-Utilities 17.91%			31,610,596

Baltimore Gas & Electric Co., 6.70%, Ser 1993	BBB–	20,250	2,103,469

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Baa2	30,000	3,123,750

BGE Capital Trust II, 6.20%	BBB–	200,300	4,679,008

Energy East Capital Trust I, 8.25%	BBB–	180,700	4,530,149

PNM Resources, Inc., 6.75%, Conv	BBB–	67,896	3,301,104

Public Service Electric & Gas Co., 4.08%, Ser A	BB+	5,000	396,250

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	13,677	1,100,999

Public Service Electric & Gas Co., 6.92%	BB+	47,998	4,694,804

SEMPRA Energy, $4.36	BBB+	19,250	1,588,125

SEMPRA Energy, $4.75, Ser 53	BBB+	6,305	551,688

South Carolina Electric & Gas Co., 6.52%	Baa1	55,000	5,541,250
Oil & Gas Exploration & Production 8.66%			15,288,423

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BBB–	29,800	2,952,995

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	51,500	5,167,706

Devon Energy Corp., 6.49%, Ser A	BB+	50,645	5,135,722

Nexen, Inc., 7.35% (Canada)	BB+	80,000	2,032,000

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Other Diversified Financial Services 7.10%			$12,532,760

Bank of America Corp., 6.75%,
Depositary Shares, Ser VI	A	76,700	3,896,360

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A	96,000	4,838,400

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	56,400	2,834,100

Citigroup, Inc., 6.365%, Depositary Shares, Ser F	A	18,900	963,900
Regional Banks 2.56%			4,513,294

HSBC USA, Inc., $2.8575 (G)	A1	95,900	4,513,294
Trucking 0.79%			1,401,950

AMERCO, 8.50%, Ser A	CCC+	55,000	1,401,950

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 0.53%			$937,000
(Cost $937,000)
Commercial Paper 0.53%			937,000

Chevron Funding Corp., 5-1-06	4.670%	$937	937,000

Total investments 154.92%			$273,409,996

Other assets and liabilities, net 1.99%			$3,514,221

Fund preferred shares and accrued dividends (56.91%)			($100,436,179)

Total net assets 100.00%			$176,488,038

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,398,953 or 1.93% of the Fund’s net assets as of April 30, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

ASSETS AND LIABILITIES

April 30, 2006 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments at value (cost $257,632,351)	$273,409,996
Cash	20,176
Receivable for investments sold	3,253,371
Dividends receivable	1,225,277
Other assets	38,225
Total assets	277,947,045

Liabilities
Payable for investments purchased	736,918
Payable to affiliates
Management fees	183,060
Other	24,397
Other payables and accrued expenses	78,453
Total liabilities	1,022,828
Dutch Auction Rate Transferable Securities preferred
shares (DARTS) Series A, including accrued dividends,
unlimited number of shares of beneficial interest
authorized with no par value, 500 shares issued,
liquidation preference of $100,000 per share	50,236,346
DARTS Series B, including accrued dividends, unlimited
number of shares of beneficial interest authorized
with no par value, 500 shares issued, liquidation
preference of $100,000 per share	50,199,833

Net assets
Common shares capital paid-in	168,307,245
Accumulated net realized loss on investments	(8,225,559)
Net unrealized appreciation of investments	15,777,645
Accumulated net investment income	628,707
Net assets applicable to common shares	$176,488,038

Net asset value per common share
Based on 15,046,539 shares of beneficial interest
outstanding — unlimited number of shares
authorized with no par value	$11.73

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

OPERATIONS

For the period ended April 30, 2006 (unaudited)[1]

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
and distributions
paid to DARTS
shareholders for
the period stated.

Investment income
Dividends	$7,959,350
Interest	137,964
Total investment income	8,097,314

Expenses
Investment management fees	1,097,426
Administration fees	138,988
DARTS auction fees	137,806
Custodian fees	26,546
Printing	23,172
Transfer agent fees	20,185
Professional fees	19,836
Miscellaneous	14,803
Registration and filing fees	12,191
Trustees’ fees	6,951
Compliance fees	1,772
Interest	936
Total expenses	1,500,612
Net investment income	6,596,702

Realized and unrealized gain (loss)
Net realized loss on investments	(2,945,249)
Change in net unrealized appreciation
(depreciation) of investments	2,359,458
Net realized and unrealized loss	(585,791)
Distributions to DARTS Series A	(842,570)
Distributions to DARTS Series B	(855,452)
Increase in net assets from operations	$4,312,889

[1] Semiannual period from 11-1-05 through 4-30-06.

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions,
if any, paid
to shareholders.

	Year	Period
	ended	ended
	10-31-05	4-30-06[1]

Increase (decrease) in net assets
From operations
Net investment income	$12,779,746	$6,596,702
Net realized loss	(5,219,000)	(2,945,249)
Change in net unrealized
appreciation (depreciation)	7,310,541	2,359,458
Distributions to DARTS
Series A and B	(2,504,728)	(1,698,022)
Increase in net assets resulting
from operations	12,366,559	4,312,889
Distributions to common shareholders
From net investment income	(11,615,930)	(5,145,917)

Net assets
Beginning of period	176,570,437	177,321,066
End of period[2]	$177,321,066	$176,488,038

[1] Semiannual period from 11-1-05 through 4-30-06. Unaudited. [2] Includes accumulated net investment income of $875,944 and $628,707, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	10-31-01	10-31-02	10-31-03	10-31-04	10-31-05	4-30-06[1]

Per share operating performance
Net asset value,
beginning of period	$12.24	$12.06	$10.01	$10.99	$11.73	$11.78
Net investment income[2]	1.05	0.99	0.87	0.84	0.85	0.44
Net realized and unrealized
gain (loss) on investments	(0.20)	(2.14)	1.21	0.80	0.14	(0.04)
Distributions to DARTS
Series A and B	(0.25)	(0.12)	(0.08)	(0.09)	(0.17)	(0.11)
Total from investment operations	0.60	(1.27)	2.00	1.55	0.82	0.29
Less distributions
to common shareholders
From net investment income	(0.78)	(0.78)	(1.02)	(0.81)	(0.77)	(0.34)
Net asset value, end of period	$12.06	$10.01	$10.99	$11.73	$11.78	$11.73
Per share market value,
end of period	$10.93	$9.40	$11.14	$11.19	$11.05	$10.38
Total return at market value[3] (%)	15.22	(7.55)	30.87	8.06	5.35	(3.10)[4]

Ratios and supplemental data
Net assets applicable to common shares,
end of period (in millions)	$181	$150	$165	$177	$177	$176
Ratio of expenses
to average net assets[5] (%)	1.78	1.91	1.91	1.78	1.67	1.69[6]
Ratio of net investment income
to average net assets[7] (%)	8.46	8.66	8.45	7.38	6.96	7.42[6]
Portfolio turnover (%)	27	10	9	9	11	10

Senior securities
Total DARTS Series A outstanding
(in millions)	$50	$50	$50	$50	$50	$50
Total DARTS Series B outstanding
(in millions)	$50	$50	$50	$50	$50	$50
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit[8]	$283,166	$247,689	$264,239	$272,034	$276,340	$274,868

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Highlights
[1] Semiannual period from 11-1-05 through 4-30-06. Unaudited.
[2] Based on the average of the shares outstanding.
[3] Assumes dividend reinvestment.
[4] Not annualized.
[5] Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.16%, 1.20%, 1.16%,
1.12%, 1.08% and 1.08%, respectively.
[6] Annualized.
[7] Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the annualized ratio of net investment income would have been
5.50%, 5.46%, 5.14%, 4.66%, 4.50% and 4.76%, respectively.
[8] Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments that have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,258,627 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 — $30,872, October 31, 2011 — $21,267 and October 31, 2013 — $5,206,488.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $14,120,658.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manu-life Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net asset value and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (collectively, “managed assets”), plus 5.00% of the Fund’s weekly gross income. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the period ended April 30, 2006, the advisory fee incurred did not exceed the maximum advisory fee allowed.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund, and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the period amounted to $138,988. The Fund also paid the Adviser the amount of $104 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C Fund share transactions

This listing illustrates the Fund’s common shares, reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

	Year ended 10-31-05		Period ended 4-30-06[1]
	Shares	Amount	Shares	Amount
Beginning of period	15,046,539	$168,345,748	15,046,539	$168,307,245
Reclassification of
capital accounts	—	(38,503)	—	—
End of period	15,046,539	$168,307,245	15,046,539	$168,307,245

[1] Semiannual period from 11-1-05 through 4-30-06. Unaudited.

Dutch Auction Rate Transferable Securities preferred shares Series A and Series B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares (“DARTS”) — 598 shares of Series A and 598 shares of Series B — in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A and Series B ranged from 2.90% to 3.70% and from 3.10% to 3.69%, respectively, during the period ended April 30, 2006. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share plus accumulated and unpaid dividends if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2006 aggregated $29,021,773 and $25,818,472, respectively.

The cost of investments owned on April 30, 2006, including short-term investments, for federal income tax purposes, was $257,653,983. Gross unrealized appreciation and depreciation of investments aggregated $21,924,143 and $6,168,130, respectively, resulting in net unrealized appreciation of $15,756,013. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment objective and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The noti-fication must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the period ended April 30, 2006, dividends from net investment income totaling $0.342 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

November 30, 2005	$0.057
December 30, 2005	0.057
January 31, 2006	0.057
February 28, 2006	0.057
March 31, 2006	0.057
April 30, 2006	0.057

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the

Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 8,304,576 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James R. Boyle	8,182,299	122,277
Charles L. Ladner	8,188,658	115,918
John A. Moore	8,189,635	114,941

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 782 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending October 31, 2006, with votes tabulated as follows: 8,184,093 FOR, 33,820 AGAINST and 86,663 ABSTAINING.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	John G. Vrysen	Transfer agent for DARTS
Ronald R. Dion, Chairman	Executive Vice President and	Deutsche Bank Trust
James R. Boyle†	Chief Financial Officer	Company Americas
James F. Carlin		280 Park Avenue
Richard P. Chapman, Jr.*	Investment adviser	New York, NY 10017
William H. Cunningham	John Hancock Advisers, LLC
Charles L. Ladner*	601 Congress Street	Legal counsel
Dr. John A. Moore*	Boston, MA 02210-2805	Wilmer Cutler Pickering
Patti McGill Peterson*		Hale and Dorr LLP
Steven R. Pruchansky	Subadviser	60 State Street
	Sovereign Asset	Boston, MA 02109-1803
*Members of the Audit Committee	Management LLC
†Non-Independent Trustee	101 Huntington Avenue	Stock symbol
	Boston, MA 02199	Listed New York Stock
Officers		Exchange:
Keith F. Hartstein	Custodian	PDT
President and	The Bank of New York
Chief Executive Officer	One Wall Street	For shareholder assistance
	New York, NY 10286	refer to page 21
William H. King
Vice President and Treasurer	Transfer agent and
dividend disburser
Francis V. Knox, Jr.	Mellon Investor Services
Vice President and	Newport Office Center VII
Chief Compliance Officer	480 Washington Boulevard
Jersey City, NJ 07310

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P20SA 4/06 6/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: June 27, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: June 27, 2006